SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

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                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2008

PATRIOT TRANSPORTATION HOLDING, INC.
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(Exact name of registrant as specified in its charter)



     FLORIDA              33-26115             59-2924957
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(State or other        (Commission           (I.R.S Employer
jurisdiction            File Number)	     Identification No.)
of incorporation)

1801 Art Museum Drive                            32207
Jacksonville, Florida
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(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    CURRENT REPORT ON FORM 8-K

                PATRIOT TRANSPORTATION HOLDING, INC.

                          March 5, 2008


ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS
OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

	On March 5, 2008, management of the Company and the Audit
Committee of its Board of Directors determined that the Company should restate the Company's consolidated financial statements for the first quarter of fiscal 2008 in order to record a gain resulting from condemnation proceeds. Accordingly, the Company's financial statements for the quarter ended December 31, 2007 included in the Company's Quarterly Report on Form 10-Q filed on February 6, 2008 should no longer be relied upon.

	The Company reported in its Annual Report on Form 10-K that approximately 28 acres of the Company's 101 acre tract in Prince William County, Virginia was subject to a taking by the Virginia Department of Transportation. Management of the Company recently discovered that in December 2007 the Virginia Department of Transportation ("VDOT") filed a Certificate of Take with respect to this 28 acres. As a result of the filing of that Certificate of Take, title to the 28 acres was transferred to the VDOT, and the Company is entitled to receive payment of the fair market value of the 28 acres. The VDOT has posted a deposit in the amount of $5.86 million as its estimate of the fair market value of the 28 acres.

	The Company will amend its financial statements for the first quarter of fiscal 2008 to record a gain of $2,507,000 from the condemnation or $1,544,000 after taxes. This gain will result in revised earnings of $1,405,000 million or $0.45 per diluted share for the first quarter of fiscal 2008 instead of the loss of $139,000 or $0.05 per diluted share
previously reported.   The Company will file an amended Quarterly Report
 on Form 10-Q for the quarter ended December 31, 2007. The restatement will have no impact on the Company's operating results for any period prior to the first quarter of fiscal 2008.

	Management and the Audit Committee discussed the matters disclosed in this filing with Hancock Askew & Co. LLC, the Company's independent registered certified public accounting firm.

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	The Company issued a press release concerning this matter on March
7, 2008, a copy of which is attached as Exhibit 99.1 to this report.


ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit		Description
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99.1		Press Release dated March 7, 2008.


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                                SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date: March 7, 2008             /s/ Ray M. Van Landingham
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				Ray M. Van Landingham
				Vice President, Finance and Administration
       				and Chief Financial Officer

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